UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2007

HELIOS & MATHESON NORTH AMERICA INC.

(Exact name of registrant as specified in its charter)

New York	0-22945	13-3169913
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

200 Park Avenue South, New York, New York 10003

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 20, 2007, the Board of Directors of Helios & Matheson North America Inc. (the “Company”) amended and restated the Company’s By-Laws in their entirety (the “Second Amended and Restated By-Laws”).  The Second Amended and Restated By-Laws are effective immediately.  With respect to advance notice procedures for shareholders who desire to raise items of business at the Company’s 2008 Annual Meeting, however, the rules in affect prior to the Second Amended and Restated By-Laws shall apply.

A complete copy of the Second Amended and Restated By-Laws is filed as Exhibit 3.2, and is incorporated herein by reference, to this report on Form 8-K.

The information provided in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

ITEM 9.01

 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

EXHIBIT 3.2

SECOND AMENDED AND RESTATED BY-LAWS, DATED JUNE 20, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS & MATHESON NORTH AMERICA INC.

By:	/s/ Sal Quadrino
Chief Financial Officer

Date:  June 22, 2007

Exhibit Index

Exhibit No.	Description
Exhibit 3.2	SECOND AMENDED AND RESTATED BY-LAWS, DATED JUNE 20, 2007